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                                   EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3, No. 333-21267) of Triathlon Broadcasting Company of our report dated February 18, 1999, with respect to the consolidated financial statements and schedule of Triathlon Broadcasting Company included in this Annual Report (Form 10-K) for the year ended December 31, 1998.




                                                               ERNST & YOUNG LLP


New York, New York
March 31, 1999